CONTRACT

BETWEEN

ECHOSTAR XXIV L.L.C.

AND

SPACE SYSTEMS/LORAL, LLC

FOR THE

JUPITER 3 SATELLITE PROGRAM

The attached Contract and information contained therein are confidential and proprietary to EchoStar XXIV L.L.C. and Space Systems/Loral, LLC and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Contract.

TABLE OF CONTENTS

PREAMBLE	1

RECITALS	1

1.	DEFINITIONS 1

2.	SCOPE OF WORK 9

3.	DELIVERABLE ITEMS AND DELIVERY SCHEDULE 10

4.	PRICE 10

5.	PAYMENT TERMS 11

6.	PURCHASER FURNISHED ITEMS 13

7.	COMPLIANCE WITH LAWS; EXPORT LICENSES 16

8.	INSPECTION; ACCESS TO WORK 18

9.	SATELLITE PRE-SHIPMENT REVIEW 20

10.	INFORMATION REGARDING CORRECTIVE MEASURES; OTHER SIMILAR SATELLITES 23

11.	DELIVERY of THE Satellite and Other Deliverable Items 24

12.	ACCEPTANCE OF THE SATELLITE AND IOT 24

13.	ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN THE SATELLITE 25

14.	LIQUIDATED DAMAGES *** 27

15.	TITLE AND RISK OF LOSS 27

16.	WARRANTIES 28

17.	*** 30

18.	CHANGES 30

19.	INTELLECTUAL PROPERTY *** 31

20.	INDEMNIFICATION 31

21.	TERMINATION FOR CONVENIENCE 33

22.	TERMINATION FOR DEFAULT 34

23.	FORCE MAJEURE 36

24.	INTELLECTUAL PROPERTY RIGHTS; LICENSES 37

25.	DISCLOSURE AND HANDLING OF CONFIDENTIAL INFORMATION 39

26.	PUBLICITY; PUBLIC RELEASE OF INFORMATION 40

27.	OPTIONS 41

28.	INSURANCE AND RISK MANAGEMENT SERVICES 42

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.
i
Hughes and SSL Proprietary

29.	DISPUTE RESOLUTION 44

30.	INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH 45

31.	LIMITATION OF LIABILITY 46

32.	GROUND STORAGE 47

33.	SUBCONTRACTS 48

34.	KEY PERSONNEL 48

35.	NOTICES 48

36.	GENERAL 49
***

40.	PURCHASER DELAY OF WORK 52

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.
ii
Hughes and SSL Proprietary

PREAMBLE

This Contract is made as of April 19, 2017 (“Effective Date of Contract” or “EDC”) by and between EchoStar XXIV L.L.C., a limited liability company organized and existing under the laws of Colorado, having an office and place of business at 100 Inverness Terrace East, Englewood, CO 80112 USA (hereinafter referred to as “Purchaser” or “Hughes”) and Space Systems/Loral, LLC, a limited liability company organized and existing under the laws of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, CA 94303 (hereinafter referred to as “Contractor”; Purchaser and Contractor may be referred to in this Contract collectively as the “Parties” or individually as a “Party”) regarding the Jupiter 3 Satellite program.
RECITALS

WHEREAS, among other things, Purchaser desires to procure one (1) communications satellite, to be known as “Jupiter 3,” to be delivered *** Deliverable Data, Launch Support Services, Mission Operations Support Services, Support and Training Services, Risk Management Services, a Dynamic Satellite Simulator, as defined herein, and other associated support and training services, to the extent and subject to the terms and conditions set forth herein; and

WHEREAS, among other things, Contractor is willing to furnish such Satellite, Deliverable Data, Launch Support Services, Mission Operations Support Services, Support and Training Services, Risk Management Services, a Dynamic Satellite Simulator and other associated support and training services, to the extent and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the Firm Fixed Price and other valid consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants and agreements contained herein and intending to be legally bound, the Parties hereto agree as follows:

1	DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1
“Acceptance” or “Accepted” (i) with respect to the Satellite shall be as provided in Article 12; and (ii) with respect to any Deliverable Item other than the Satellite shall be as provided in Article 13.

1.2	“Additional Satellite” has the meaning set forth in Article 27.2.

1.3	“Additional Storage Period” has the meaning set forth in Article 32.7.2.

1.4	“Affiliate” means, with respect to a Party, any person or entity directly or indirectly controlling, controlled by or under common control with such Party.

1.5	“Article” means an article of this Contract.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.6
“Attachment(s)” means any and all attachment(s) that are attached to this Contract or to any Exhibit and incorporated in this Contract or any Exhibit by reference in their entirety, as may be amended from time to time in accordance with the terms hereof.

1.7
“Attributable to Purchaser” means an event or occurrence solely caused by an act or omission of Purchaser or Purchaser’s representatives, consultants or subcontractors unless such act or omission was performed in accordance with direction or instruction provided by Contractor.

1.8	“Business Day” means any day other than a Saturday, Sunday or any other day on which national banks are authorized to be closed in New York City, New York.

1.9	“Candidate Launch Vehicles” means the following launch vehicles: ***

1.10
“Change of Control” means: (i) the transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Contractor to any individual, entity or group (here and hereinafter, as such term is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended); (ii) the liquidation or dissolution of Contractor or the adoption of a plan by the stockholders of Contractor relating to the dissolution or liquidation of the Contractor; (iii) the acquisition by any individual, entity or group, directly or indirectly, of the power to direct the management and policies of Contractor whether through the ownership of voting securities, by contract or otherwise; or (iv) the acquisition by any individual, entity or group of beneficial ownership, directly or indirectly, of more than *** of the voting power of the total outstanding voting stock of Contractor or any Affiliate that controls Contractor.

1.11	***

1.12	***

1.13	“Component” means each unit, system and subsystem of the Satellite and all other Satellite hardware and software required to be provided by Contractor hereunder.

1.14
“Contract” means the articles of this executed contract and all exhibits and attachments hereto, which are hereby incorporated by reference in their entirety, as any of the foregoing may be amended from time to time in accordance with the terms and conditions hereof.

1.15	“Contractor” has the meaning set forth in the Preamble and includes any of the Contractor’s successors or assignees permitted hereunder.

1.16	“Cure Letter” has the meaning set forth in Article 9.8.

1.17
“Defect” means (i) with respect to the Satellite or Deliverable Items of Hardware other than the Satellite, any defect or nonconformance in design, material or workmanship, or failure to meet or perform in accordance with the applicable specification of this Contract; or (ii) with respect to any Deliverable Services, any failure to meet the applicable specification or requirements set forth in this Contract in Article 16.4.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.18
“Deliverable Data” means the data and documentation required to be Delivered to Purchaser as specified in the Statement of Work. In the event that Purchaser terminates this Contract for Contractor’s default pursuant to Article 22, or in the event of a termination by Contractor under Article 22.5 that is determined to have been wrongful, the definition of “Deliverable Data” shall be expanded to include copies (machine readable and hard copy) of: (i) all source code, object code and VHDL code owned by Contractor; and (ii) all other source code, object code and VHDL code for which Contractor has the ability to grant a royalty-free license, that in each case is necessary or useful to support the remaining design, manufacturing, testing and delivery of the Satellite and the Launch and in-orbit operation of the Satellite.

1.19
“Deliverable Item” means any of the items listed in Article 3.1 and any Additional Satellites, Replacement Satellites or other items ordered by Purchaser pursuant to Article 27 and, collectively, the “Deliverable Items”.

1.20
“Delivery” or “Deliver” or “Delivered” (i) with respect to the Satellite, has the meaning provided in Article 11; and (ii) with respect to any Deliverable Item other than the Satellite has the meaning provided in Article 11.

1.21	“Designated Orbital Location” means the geostationary orbital slot at 95.2° west longitude.

1.22
“DSS Performance Specification” means the dynamic satellite simulator’s performance specification attached as Exhibit F, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.23	“Effective Date of Contract” or “EDC” has the meaning set forth in the Preamble.

1.24	***

1.25
“Exhibit(s)” means the exhibit(s) identified in Article 2.1 and attached hereto and incorporated in this Contract by reference in their entirety, as may be amended from time to time in accordance with the terms hereof.

1.26	“FCC” means the U.S. Federal Communications Commission.

1.27	“Firm Fixed Price” or “FFP” has the meaning set forth in Article 4.

1.28	“Force Majeure” has the meaning set forth in Article 23.1.

1.29	***

1.30	“Ground Insurance” has the meaning set forth in Article 28.2.1.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.31	“Ground Storage” means that period where the Satellite is held in storage on the ground at a Contractor controlled facility for an extended period after completion of SPSR and prior to Launch.

1.32	***

1.33	***

1.34	***

1.35	***

1.36	***

1.37	***

1.38
*** means, with respect to the Satellite, the period commencing at 12:01 a.m. Greenwich Mean Time on the day following the IOT Complete Date for the Satellite and ending on the last day of the Satellite Stated Life.

1.39	“Intellectual Property” has the meaning set forth in Article 24.1.

1.40	“Intellectual Property Claim” has the meaning set forth in Article 19.1.

1.41	***

1.42	“In-Orbit Testing” or “IOT” means the testing of the Satellite in-orbit in accordance with the Satellite Test Plan.

1.43
“Intentional Ignition” means, with respect to the Satellite, ***. This definition shall be replaced by the definition of “Intentional Ignition” in the Launch Services Agreement applicable to Launch of the Satellite and/or any launch insurance policy placed by the Purchaser.

1.44	“IOT Review” or “IOTR” has the meaning set forth in the Statement of Work.

1.45	“IOT Complete Date” has the meaning set forth in Article 12.3.

1.46	“Joint Intellectual Property” has the meaning set forth in Article 24.3.

1.47	***

1.48	“Key Personnel” has the meaning set forth in Article 34.

1.49	***

1.50	“Launch Agency” means the provider ultimately responsible for conducting the Launch Services for the Satellite.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.51	“Launch Services” means those services provided by the Launch Agency pursuant to the Launch Services Agreement.

1.52
“Launch Services Agreement” or “LSA” means the contract between Purchaser, or an Affiliate of Purchaser, and the Launch Agency, which provides for Launch Services for the Satellite, as such contract may be amended from time to time in accordance with its terms.

1.53
“Launch Site” means the location that will be used by the Launch Agency for purposes of launching the Satellite. This definition will be replaced by the definition of “Launch Site” from the Launch Service Agreement applicable to the Launch of the Satellite.

1.54	“Launch Support” or “Launch Support Services” means those services specified in the Statement of Work to be provided by Contractor in support of Launch.

1.55	“Launch Vehicle” means the launch vehicle selected by Purchaser and used for Launch of the Satellite.

1.56
“LIBOR” means the rate of interest per annum, at any relevant time, at which thirty (30) day U.S. dollar deposits are offered at such time in the London interbank market. LIBOR for any calendar week (through and including Sunday of such week) shall be at the applicable LIBOR rate set forth in the Wall Street Journal (and if a range the average of such range) on the first Business Day of such week and shall remain the rate used in this Contract as LIBOR until the first Business Day of the following week. In the event the Wall Street Journal does not publish such a rate, the Party to whom an amount is owed shall select a reputable alternate source, as determined in such Party’s reasonable judgment, from which LIBOR shall be ascertained and used under this Contract.

1.57	“Losses” has the meaning set forth in Article 20.1.1.

1.58	“Major Subcontract” and “Major Subcontractors” have the meaning set forth in Article 33.1.

1.59	“Milestone” means a portion of the Work upon completion of which a payment is to be made in accordance with Exhibit E.

1.60	“Mission Assurance Plan” means the mission assurance plan attached as Exhibit C, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.61	“Mission Operations Support Services” means the orbit-raising, IOT and related services specified in the Statement of Work to be performed by Contractor for the Satellite.

1.62	***

1.63	***

1.64	“NSP” means not separately priced.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.65	“Partial Loss” means, with respect to the Satellite on or after Intentional Ignition, that Transponder Failure(s) have occurred, but the Satellite is not a Total Loss.

1.66	“Party” or “Parties” has the meaning set forth in the Preamble.

1.67	“Payment Plan” means the payment plan, as set forth in Exhibit E, as may be amended from time to time in accordance with the terms of this Contract.

1.68	“Performance Specification” means either the Satellite Performance Specification or the DSS Performance Specification.

1.69	***

1.70	“PMO” means the Purchaser’s program management office.

1.71	“Proprietary Information” has the meaning set forth in Article 25.1.

1.72	“Purchaser” or “Hughes” has the meaning set forth in the Preamble and includes any of the Purchaser’s successors or assignees permitted hereunder.

1.73	“Purchaser Associate(s)” means Purchaser’s Affiliates and Purchaser’s and its Affiliates’ duly appointed consultants, agents and representatives (who are not Competitor of Contractor).

1.74	“Purpose of IOT Review” has the meaning set forth in Article 12.3.

1.75
“Raw Materials, Work-in-Process and Finished Goods” means (i) the Satellite; (ii) all Components; (iii) all Deliverable Items; and (iv) all rights in Intellectual Property, Proprietary Information and other data and information that are to be and/or actually are delivered to Purchaser under this Contract. The foregoing shall constitute “Raw Materials, Work-in-Process and Finished Goods” as the same shall be in the process of performance, manufacture, assembly, integration, testing, delivery or completion at any given point in time, whether raw materials, work in process or finished goods, whether now owned or after-acquired and whether now existing or hereafter coming into existence; but, in each case, only to the extent identified to this Contract, which shall be deemed to occur only when such goods have been installed on the Satellite or designated for the Satellite. Contractor shall install goods on the Satellite and designate goods for the Satellite in a manner consistent with Contractor’s customary practices. In furtherance and without limitation of the foregoing, such installation and designation shall be performed and administered by Contractor on a non-discriminatory basis as compared to the other satellites that Contractor is building.

1.76	“Replacement Satellite” has the meaning set forth in Article 27.1.1.

1.77	“Required SPSR Complete Date” means *** prior to the date scheduled for the Satellite Delivery in Article 3.1.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.78	“Risk Management Services” means the risk management services to be provided by Contractor in accordance with the Statement of Work and Article 28.

1.79	“Satellite” means a communications satellite that is to be manufactured by Contractor pursuant to this Contract.

1.80
“Satellite Anomaly” means, with respect to the Satellite following Launch, a condition or occurrence that has or may have a material adverse impact on the Satellite Stated Life or performance of such Satellite.

1.81
“Satellite Performance Specification” or “Specification” means the Satellite performance specification attached as Exhibit B, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.82	“Satellite Pre-Shipment Review” or “SPSR” has the meaning set forth in Article 9.1.

1.83	“Satellite Replacement Option” has the meaning set forth in Article 27.1.1.

1.84	“Satellite Replacement Option Exercise” has the meaning set forth in Article 27.1.1.

1.85	“Satellite Stated Life” or “Mission Life” means *** from completion of the IOT Review.

1.86	“Satellite Test Plan” means the satellite test plan attached as Exhibit D, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.87	“SCF” means satellite control facility that performs TT&C for the Satellite.

1.88	***

1.89	***

1.90	“SPSR Complete Date” has the meaning set forth in Article 9.6.

1.91	“Statement of Work” or “SOW” means the statement of work attached as Exhibit A, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.92	***

1.93	“Subcontract” means a contract or purchase order awarded by Contractor to a Subcontractor or a contract or purchase order awarded by a Subcontractor at any tier for performance of any Work.

1.94	“Subcontractor” means any person or business entity that has been awarded a Subcontract.

1.95	“Technical Data and Information” has the meaning set forth in Article 24.1.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

1.96
“Terminated Ignition” means, with respect to the Satellite, ***. This definition will be replaced by the equivalent definition from the Launch Service Agreement applicable to the “Launch” of the Satellite and/or any launch insurance policy placed by the Purchaser.

1.97	“Termination Default” has the meaning set forth in ***

1.98
“Test Bed” means the equipment to be supplied by Contractor (if Purchaser exercises the Test Bed Option) in accordance with Section 9.0 of Exhibit A and meeting the technical requirements set forth in Appendix E.1 to Exhibit B.

1.99	“Test Bed Option” has the meaning set forth in Article 27.3.

1.100
“Total Loss” means with respect to the Satellite on or after Launch: (i) the complete loss, destruction or failure of such Satellite; or (ii) as defined in Purchaser’s insurance policy regarding risks relating to the Launch and/or in-orbit operation of the Satellite in place at the time of Launch (if any) if defined differently therein.

1.101	“Training Services” means the training to be provided by Contractor in accordance with the Statement of Work.

1.102	“Transaction Document” has the meaning set forth in Article 5.6.

1.103	“Transponder” means the equipment ***

1.104
“Transponder Failure” means the failure of a Transponder, for reasons not Attributable to Purchaser, at any time to meet any of the following requirements of Exhibit B, Satellite Performance Specification:

11.104.1	***, as set forth in Exhibit B, Satellite Performance Specification;

11.104.2	*** as set forth in Exhibit B, Satellite Performance Specification, under all operating conditions ***

11.104.3	*** as set forth in Exhibit B, Satellite Performance Specification; or

11.104.4	*** as set forth in Exhibit B, Satellite Performance Specification.
***

1.105	“TT&C” means telemetry, tracking and control.

1.106	“UCC” means the Uniform Commercial Code of the State of New York or, ***, the State of Delaware, in either case as in effect from time to time.

1.107	***

1.108
“Work” means all design, development, construction, manufacturing, labor and services, including without limitation tests to be performed and any and all Deliverable Items, including without limitation the Satellite, Deliverable Data, Launch Support Services, Mission Operations Support Services, Support and Training Services, Risk Management

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Services, a Dynamic Satellite Simulator, shipment and transportation of the Satellite to *** transit insurance and such other insurance as is required by Article 28 and equipment, materials, articles, matters, services and things to be furnished and rights to be transferred to Purchaser under this Contract.

2.	SCOPE OF WORK

2.1	Provision of Services and Materials.
Contractor shall provide Purchaser with the Deliverable Items complete in all respects in accordance with the provisions of this Contract. Without limiting the generality of the foregoing, Contractor shall provide the necessary personnel, material, services and facilities to perform the Work, including without limitation to design, manufacture, test, ship the Satellite to *** provide Launch Support Services for, and Deliver to Purchaser the Satellite, together with all other Deliverable Items referred to in Article 3.1, in accordance with the provisions of this Contract, including without limitation, the following Exhibits, which are attached hereto and incorporated in this Contract by reference in their entirety:

(i)    Exhibit A, Statement of Work, dated April 19, 2017;
(ii)    Exhibit B, Satellite Performance Specification, dated April 19, 2017;
(iii)    Exhibit C, Mission Assurance Plan, dated April 19, 2017;
(iv)    Exhibit D, Satellite Test Plan, dated April 19, 2017;
(v)     Exhibit E, Payment Plan, dated April 19, 2017;

(vi)	Exhibit F, Dynamic Satellite Simulator Performance Specification, dated April 19, 2017; and

(vii)	***

2.2	Satellite Configuration.
The parties agree that requirements and elements of the satellite design specified in *** Exhibit A, Statement of Work, ***

3.	DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1	Deliverable Items.
Subject to the other terms and conditions of this Contract, the items to be Delivered under this Contract are specified in the table below. Contractor shall Deliver such Deliverable Items on or before the corresponding Delivery schedules and at locations as follows:

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Item	Description	Delivery Schedule	Delivery Location
1.	Satellite	***	***
2.	Deliverable Data	Per Exhibit A, SOW	Contractor-designated web site
3.	Support and Training Services	Per Exhibit A, SOW	Contractor’s facilities and Purchaser’s SCF
4.	Launch Support Services	Per Exhibit A, SOW	Per Exhibit A, SOW
5.	Mission Operations Support Services	Per Exhibit A, SOW	Per Exhibit A, SOW
6.	Risk Management Services	Per Exhibit A, SOW and Article 28	Contractor’s facilities and per Exhibit A, SOW
7.	Dynamic Satellite Simulator	Per Exhibit A, SOW	Purchaser’s SCF or Purchaser designated facility
8.	Scale Models	Per Exhibit A, SOW	PMO
Delivery of the Satellite shall be as set forth in Article 11.
* In addition, subject to Article 14, the Satellite shall ***

3.2	Avoidance and Mitigation of Delays.
As provided in Exhibit A, Statement of Work and the Program Management Plan, Contractor shall notify Purchaser promptly by telephone and confirm in writing any event, circumstance or development that will likely result in a non-conformance of the Delivery schedules and *** established hereunder. ***

4.	PRICE
The total price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 8 set forth in Article 3.1 within the scope of work detailed in the Statement of Work, shall be a firm fixed price of *** (the “Firm Fixed Price” or “FFP”). The prices for those Deliverable Items subject to an option under this Contract, if any, are described in the particular Articles that set forth those options.

Except as otherwise expressly provided in this Contract, the Firm Fixed Price is not subject to any escalation or to any adjustment or revision. The Firm Fixed Price stated above includes all fees, charges, expenses, costs and other amounts payable by Purchaser to Contractor for the Work, including without limitation the design, manufacturing, tests, ***, Deliverable Data, Support and Training Services, ***, Launch Support Services, Mission Operations Support Services, a Dynamic Satellite Simulator, Risk Management Services, scale models, shipment and transportation of the Satellite to *** transit insurance and such other insurance as is required by Article 28 (but does not include Launch Services, or any insurance coverage for loss or damage to the Satellite from and after Launch), all in accordance with the terms and conditions of this Contract, as specified herein. ***

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

5.	PAYMENT TERMS

5.1	Payment Plan.
Absent a bona fide dispute, payments by Purchaser to Contractor of the Firm Fixed Price set forth in Article 4 and of the amounts for options, if any, exercised by Purchaser pursuant to this Contract, shall be in accordance with Exhibit E, Payment Plan.

5.2	Payment Conditions.

5.2.1
Milestone Payments. Absent a bona fide dispute, each Milestone payment specified in Exhibit E, Payment Plan, shall in each case become payable upon Contractor’s completion of each Milestone in accordance with the Contract and satisfaction of the criteria for Milestone completion set forth in the Reference column of Table 6.1 of Exhibit A, after which Contractor shall submit an invoice for payment. *** Contractor’s invoice for any payment due from Purchaser upon the completion of a Milestone described in Exhibit E, Payment Plan, shall be accompanied by (i) a certification that the Milestone has been completed in accordance with the requirements of this Contract, and (ii) the necessary or appropriate supporting data and documentation as required hereunder, if any, or as Purchaser may reasonably request within *** after receipt of invoice. Purchaser shall pay in full such invoice (or, if applicable, the undisputed portion thereof) within *** after receipt of the required invoice, certification and (as applicable) data and documentation.

5.2.2
Non-Warranty Payments. Absent a bona fide dispute, all amounts payable to Contractor with respect to non-warranty work performed pursuant to Article 16.3 shall be paid no later than *** after submission of an invoice by Contractor certifying that such non-warranty work has been completed.

5.3	Late Payment.
Except in the case of a bona fide dispute in the event that any payment owed by one Party to the other Party is not made when due hereunder, without prejudice to the second Party’s other rights and remedies under this Contract, at law or in equity, the first Party shall pay the other Party interest at the rate of LIBOR plus ***, on the unpaid balance thereof beginning on the day that such payment becomes delinquent until such time as payment is made. In the event that a payment due to Contractor from Purchaser is not made ***. In such case, if Contractor subsequently resumes performance in lieu of termination pursuant to Article 22.5, and such prior cessation causes an increase or decrease in the cost of, or the time required for the performance of this Contract, then *** or any or all, as applicable, and this Contract shall be modified in writing in accordance with and subject to Article 18 ***. Notwithstanding the foregoing, in the event of a bona fide dispute between the Parties regarding a payment due hereunder, then such dispute shall be resolved pursuant to Article 29, ***.

5.4	Invoices.
Invoices required to be delivered by Contractor hereunder shall be submitted to Purchaser (original plus one (1) copy) at the following address:

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

EchoStar XXIV L.L.C.
c/o Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876
***

or to such other address as Purchaser may specify in writing to Contractor.

5.5	Payment Bank.

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

***

or by check to:

Space Systems/Loral, LLC
3825 Fabian Way
Palo Alto, CA 94303-4604
***

or to such other account or address as Contractor may specify in writing to Purchaser.

5.6	***
***

5.7	Audit Rights and Procedures.
Contractor shall keep complete, true and accurate books of account and records pursuant to its standard accounting system for the purpose of showing the derivation of all costs where any payments to be made by Purchaser are based on costs (including without limitation termination charges pursuant to Articles 21, 22 and 23 and changes pursuant to Article 18). Contractor will keep such books and records at Contractor’s principal place of business ***. Purchaser may direct an audit of any costs claimed by Contractor pursuant to this Contract to be performed by an independent auditor reasonably acceptable to Purchaser and Contractor. *** The independent auditor will be directed to report reasons for its findings and the independent auditor’s findings will be binding upon Purchaser and Contractor, ***.

6.	PURCHASER FURNISHED ITEMS

6.1	Purchaser-Furnished Support.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

To enable Contractor to perform Launch Support and Mission Operations Support Services, Purchaser shall timely make available to Contractor the Purchaser-furnished equipment, facilities, and services described in the Statement of Work. Such equipment, facilities and services shall be in good working condition and adequate for the required purpose and shall be made available free of charge for Contractor’s use during the period commencing *** prior to Launch and continuing through completion of the IOT Review. Purchaser and Contractor will conduct an interface meeting approximately *** prior to Launch to confirm the availability and adequacy of Purchaser-furnished equipment, facilities, and services.

6.2	Communications Authorizations.
Consistent with industry standards, Contractor shall, ***, provide all cooperation, assistance, and active support reasonably necessary in support of Purchaser’s preparation, coordination and filing of applications, registrations, reports, licenses, permits, technical filings, and authorizations with the FCC or other U.S. or foreign governmental agencies having jurisdiction over Purchaser for the Launch and in-orbit operation of the Satellite and the operation of any earth stations or gateways to be used by Purchaser with the Satellite. *** For the avoidance of doubt, Contractor shall have no obligation under this Contract to obtain or maintain any such registrations, licenses, permits, or authorizations with the FCC or any other U.S. or foreign governmental agency having jurisdiction over Purchaser for the Launch and/or in-orbit operation of the Satellite and/or the operation of any earth stations or gateways to be used by Purchaser with the Satellite.

6.3	Radio Frequency Coordination.
Consistent with industry standards, Contractor shall, ***, provide all cooperation, assistance, and active support reasonably necessary in support of Purchaser’s efforts in the preparation and submission of all filings required by the International Telecommunication Union (or any successor agency thereto) and all relevant communications regulatory authorities regarding radio frequency and orbital position coordination having jurisdiction over Purchaser. For the avoidance of doubt, Contractor shall have no obligation under this Contract to prepare or submit any such filings to the International Telecommunication Union (or any successor agency thereto) or any relevant communications regulatory authorities regarding radio frequency or orbital position coordination having jurisdiction over Purchaser.

6.4	Licenses and Permits.
Except as set forth in Articles 6.2 and 6.3, Contractor shall be responsible, *** for securing and maintaining any and all permits and licenses for the: (i) construction; and/or (ii) transportation to *** of the Satellite (other than FCC construction permits for the Satellite), including without limitation any required export authorizations, which Contractor shall be responsible for obtaining and maintaining as provided in Article 7.3. In the event Purchaser terminates this Contract as permitted under Article 22, or in the event of a termination by Contractor under Article 22.5 that is determined to have been wrongful, and Purchaser desires to complete the construction of the Satellite, then all such permits and licenses acquired by Contractor shall be assigned, *** to Purchaser or its successor or assigns, to the maximum extent permitted by law. The provisions of this Article 6.4 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

6.5	Satellite Performance Data.
In the event of a Satellite Anomaly, Purchaser shall timely provide Contractor with or give Contractor access to any data which Purchaser has in its possession or has the right to disclose and which Contractor may reasonably require to investigate or correct (if Contractor is able to do so) such Satellite Anomaly. For purposes of this Article 6.5, Purchaser shall use reasonable best efforts to obtain the right to disclose any such data.

6.6	Late Delivery of Purchaser-Furnished Support.
The late delivery of Purchaser-furnished equipment, facilities or services, individually or combined, shall be considered an event beyond the reasonable control of Contractor, and in the event that such a late delivery causes an increase or decrease in the cost of, or the time required for the performance of this Contract, *** and this Contract shall be modified in writing in accordance with and subject to Article 18, provided that: ***

6.7	Launch Services.

6.7.1
Selection of Launch Vehicle. Purchaser shall be responsible for the provision of Launch Services for the Satellite. Contractor shall provide engineering and other customary services pursuant to Exhibit A to maintain compatibility of the Satellite for Launch with the list of Candidate Launch Vehicles. *** Purchaser shall notify Contractor in writing of its down-selection to the *** Candidate Launch Vehicles. At all times prior to the Final Launch Vehicle Selection Date, Contractor shall to maintain Satellite compatibility with Launch on both of the *** Candidate Launch Vehicles and shall provide customary launch vehicle integration activities for both of the *** Candidate Launch Vehicles in support of the then-currently scheduled Launch date. In the event there are *** Purchaser does not notify Contractor of its down-selection to *** Candidate Launch Vehicles on or before *** or changes its selection of either of the *** Candidate Launch Vehicles after *** and such failure or change causes an increase or decrease in costs of, or the time required for, the performance of this Contract, *** and this Contract shall be modified in writing in accordance with and subject to Article 18. *** For the avoidance of doubt, in the event that Purchaser notifies Contractor of its down-selection to *** Candidate Launch Vehicles on or before ***, then notwithstanding anything to the contrary set forth herein, ***

6.7.2
Final Launch Vehicle Selection. On or before *** prior to the later of: *** Purchaser shall notify Contractor in writing of its final selection of a Launch Vehicle for the Launch of the Satellite from the *** Candidate Launch Vehicles, and shall use reasonable commercial efforts to select a Launch date compatible with Contractor’s then-currently scheduled Satellite Delivery date; provided that in no event shall Purchaser select a Launch date that is earlier than Contractor’s then-currently scheduled Satellite Delivery date. In the event Purchaser does not notify Contractor of its final selection of a Launch Vehicle for the Launch of the Satellite on or before *** or changes its final selection of a Launch Vehicle after *** and such failure or subsequent change causes an increase or decrease in costs of, or the time required for, the performance of this Contract, *** and this Contract shall be modified in writing in accordance with and subject to Article 18. For the avoidance of doubt, in the event that Purchaser notifies Contractor of its final selection of a Launch Vehicle for the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Launch of the Satellite on or before *** then notwithstanding anything to the contrary set forth herein, ***.

6.7.3	***

6.7.4
Launch Support. Contractor shall provide all reasonably necessary assistance to, and shall communicate and cooperate with, the Launch Agency so as to support the successful, on-time completion of the Work and integration of the Satellite with the Launch Vehicle and the provision of the Launch Support Services in accordance with the terms of this Contract. Purchaser shall provide all reasonably necessary assistance to Contractor so as to ensure Contractor and any affected Subcontractors have the necessary access and information from the Launch Agency to perform as specified. *** All communications of Contractor and its Subcontractors with the Launch Agency are subject to any required export authorizations, which Contractor shall be responsible for obtaining and maintaining as provided in Article 7.3.

6.8	Consignment.
All Purchaser-furnished equipment and facilities provided to Contractor hereunder as specified in the Statement of Work shall remain the property of Purchaser, and Contractor shall not sell, assign, or otherwise encumber such Purchaser-furnished equipment and facilities. ***

7.	COMPLIANCE WITH LAWS; EXPORT LICENSES

7.1	General.
Each Party shall, at its expense, perform its obligations hereunder in accordance with all applicable laws, regulations, and policies of the United States and the conditions of all applicable United States government approvals, permits, or licenses.

7.2	Compliance with U.S. Laws.
Any obligation of Contractor hereunder to provide hardware, software, Deliverable Data, other technical information, technical services, Training Services, or any access to facilities to Purchaser and its personnel and/or its representatives and Purchaser Associates shall be subject to applicable government (including, but not limited to the U.S. Government) laws, regulations, policies and license conditions/provisos (including, but not limited to those related to export controls, economic sanctions and security). Any obligation of Purchaser hereunder, including the provision of Purchaser furnished equipment, facilities, and services items or any access to facilities of Contractor by its personnel and/or its representatives, shall be subject to applicable government (including, but not limited to the U.S. Government) laws, regulations, policies and license conditions/provisos (including, but not limited to those related to export controls, economic sanctions and security). The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such laws, regulations, policies and license conditions. If and to the extent required by U.S. law, Contractor and Purchaser (and if applicable, each Affiliate and each Purchaser Associate) and its personnel and/or representatives shall enter into U.S. Government-approved agreement(s), including without limitation a Technical Assistance Agreement(s), separate from this Contract,

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

governing Contractor’s provision of hardware, software, Deliverable Data, other technical information, technical services, Training, Launch Support, Mission Operations Support Services or access to facilities in connection with this Contract.

7.3	Licenses and Other Approvals.
Contractor shall use reasonable efforts to obtain and maintain all applicable approvals, permits, and licenses as may be required by any government, foreign or domestic, for the performance of the Work including but not limited to all authorizations required for the import or export of any Deliverable Item, or any part thereof, including but not limited to Delivery of the Satellite and Launch Support equipment that is Contractor’s obligation to provide hereunder to *** and transferring title to the Satellite to Purchaser and any agreements and other approvals necessary to perform Launch Vehicle integration activities, Launch Support Services and Mission Operations Support Services, as well as any agreements and other approvals of the U.S. Government that are required for Purchaser, Purchaser Associates and Purchaser’s Affiliates and “foreign person” personnel and/or representatives of Purchaser and its Affiliates (including, but not limited to, foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser’s and its Affiliates’ insurance providers, to have access to Contractor facilities, hardware, software, Deliverable Data, Training Services, other technical information or technical services in connection with the performance of this Contract, and shall promptly notify Purchaser of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approval. In addition, Contractor shall provide reasonable support to Purchaser and each Purchaser Affiliate in obtaining any necessary approvals, permits, and licenses for the performance of Purchaser’s obligations hereunder and any other approvals, permits and licenses Purchaser and/or a Purchaser Affiliate pursues associated with the Satellite and/or any services provided using the Satellite, as well as support all reasonable regulatory efforts of the Purchaser. A “foreign person” shall be as defined in the U.S. International Traffic in Arms Regulations (“ITAR”), 22 C.F.R. §120.16 or as defined under the Export Administration Regulations (“EAR”), 22 C.F.R. Parts 730-774, whichever is applicable. Purchaser (on behalf of itself and Affiliates) shall provide such reasonable cooperation and support as necessary for Contractor to apply for and maintain such required U.S. export licenses, agreements and other approvals, and shall promptly notify Contractor of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approvals. Contractor shall review with Purchaser, its Affiliates and Purchaser Associates (and related entities involved with the procurement) any application Contractor makes to any government department, agency or entity for any permit, license, agreement or approval that will be signed by Purchaser as may be required for performance of the Work, prior to submission of such application. Contractor shall provide Purchaser, Purchaser Affiliates and Purchaser Associates a minimum of *** to review such application prior to submission to such governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by Purchaser for incorporation into such application. Contractor shall include Purchaser, its Affiliates and Purchaser Associates (and related entities involved with the procurement) as a named party(ies) in any application to the U.S. Government for approval of such export licenses, agreements and other approvals so as to permit Purchaser, its Affiliates and Purchaser Associates (and related entities involved with the procurement) to be present during any discussion with or meetings where Purchaser’s Affiliates or

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

related entities, or insurance providers, may receive from, or discuss with, Contractor any export-controlled items and/or services. Contractor shall provide Purchaser, Purchaser Affiliates and Purchaser Associates copies of the export licenses and agreements, including without limitation any U.S. Government approvals and provisos related to same.

NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL EITHER PARTY BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO ITS OR ITS SUBCONTRACTOR FACILITIES, PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA OR OTHER TECHNICAL INFORMATION, OR PROVIDE TECHNICAL/DEFENSE SERVICES OR TRAINING, TO ANY PERSON EXCEPT IN COMPLIANCE WITH ALL APPLICABLE LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS.

7.4	No Unauthorized Exports or Retransfers.
NEITHER PARTY SHALL RE-EXPORT OR RE-TRANSFER TO ANY FOREIGN PERSON THIRD-PARTY ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION OR TECHNICAL SERVICES FURNISHED HEREUNDER, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS AND OTHER APPROVALS REFERENCED IN ARTICLES 7.2 AND 7.3 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER APPLICABLE LAWS.

8.	INSPECTION; ACCESS TO WORK

8.1	Work in Progress at Contractor’s Plant.
Subject to Article 7 and Contractor’s safety and security procedures to which Contractor, its employees, consultants and agents are also subject, Purchaser personnel and Purchaser Associates shall be allowed access to Work being performed at Contractor’s facility for the Satellite and other Deliverable Items, for the purpose of observing the progress of such Work and otherwise confirming Contractor’s compliance with this Contract. Notwithstanding anything to the contrary set forth herein, the fact that Purchaser and/or Purchaser Associates has observed Work performed hereunder shall not be deemed Purchaser’s acceptance or approval of such Work. Subject to Article 7 and Contractor’s safety and security procedures to which Contractor, its employees, consultants and agents are also subject, Purchaser and Purchaser Associates personnel shall have reasonable access, for evaluation, inspection, and use in connection with the planned operation of the Satellite, to (i) Deliverable Data; (ii) work-in-progress and technical and schedule data and documentation relevant to the Work; *** Subject to Article 7, Contractor shall provide Purchaser (and Purchaser Associates identified by Purchaser) access to a program web site (from which Purchaser and any of its authorized Purchaser Associates) will be permitted to download, print, and save documents to serve as a repository for such information and Contractor shall provide a typical site map or index to the contents of that web site. All Purchaser and Purchaser Associates personnel who are “U.S. persons” (as defined under the ITAR or EAR, as applicable) and otherwise meet the requirements for access set forth in this Article ***. For the avoidance of doubt, any communication between

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Purchaser or Purchaser Associates personnel and any foreign Subcontractor shall be conducted through Contractor. Contractor shall obtain and maintain any such authorizations pursuant to Article 7 necessary for any communications between Purchaser or Purchaser Associates personnel and any foreign Subcontractor.

8.2	Work in Progress at Subcontractors’ Plants.
Subject to Article 7, to the extent permitted by Contractor’s Subcontractors supplying goods or services in connection with the Satellite and other Deliverable Items and subject to each such Subcontractors’ reasonable safety and security procedures, Contractor shall allow, or cause its Subcontractors to allow, Purchaser’s employees and Purchaser Associates access to Work being performed with respect to the Satellite and other Deliverable Items in each such Subcontractor’s plants for the purpose of observing the progress of such Work and otherwise confirming Contractor’s compliance with this Contract, subject to the right of Contractor to accompany Purchaser on any such visit to a Subcontractor’s plant; ***.

8.3	Remedy for Non-Compliance.
Purchaser may inform Contractor in writing of any particulars in which Purchaser observes that work being performed under this Contract is non-compliant and Contractor shall remedy such non-compliance ***, promptly upon receipt of notice thereof.

8.4	On-Site Facilities for Purchaser’s Personnel.
For the purpose of monitoring the progress of the Work to be performed by Contractor hereunder and otherwise confirming Contractor’s compliance with this Contract, Contractor shall provide private office facilities at or proximate to Contractor’s plant (which private office facilities shall in all cases at least be co-located with Contractor’s program management office) *** of Purchaser and Purchaser Associates through a reasonable period of time after the completion of the IOT Review for the last Satellite ordered hereunder. The office facilities to be provided shall include a reasonable amount of private office space, office furniture, local and reasonable long distance telephone service, broadband Internet access, access to copy machines, to the extent necessary to enable such personnel to monitor the progress of Work and otherwise confirm Contractor’s compliance with this Contract. Contractor shall use reasonable efforts to provide Purchaser and Purchaser Associates suitable office facilities at the plants of Contractor’s Subcontractors where Contractor has been provided with office space.

8.5	Foreign Persons as Purchaser Representatives.
*** shall apply for and, once issued, maintain all U.S. Government export licenses and approvals needed for Purchaser’s employees and Purchaser Associates who are “foreign persons” (consistent with the requirements of the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130)), to *** shall cooperate with *** and provide the support necessary for *** to apply for and maintain such export licenses and approvals, and shall promptly notify *** of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export license and approvals. *** shall include *** (and related entities involved with the procurement) as a named party(ies) in any application to the U.S. Government for approval of such export licenses, agreements

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

and other approvals *** shall provide the parties to such export licenses and agreements copies of the export licenses and agreements, including without limitation any U.S. Government approvals and provisos related to same.

8.6	Meetings and Presentations.
Purchaser shall be entitled to reasonable prior written notice of and to attend (accompanied by Purchaser Associates): (i) all formal program-specific meetings; and (ii) reviews required in Exhibit A, Statement of Work. Purchaser, and any attendant Purchaser Associates, shall have the right to participate in and to make recommendations in all such meetings and reviews at the system, subsystem and unit level. In addition, Contractor and Purchaser shall mutually agree on which informal program-specific meetings to which Purchaser (accompanied by Purchaser Associates) will be invited to attend. Copies of presentations or other documents utilized during these meetings shall be furnished or made available to Purchaser and Purchaser Associates. Purchaser’s management personnel and Purchaser Associates, as may be deemed appropriate by Purchaser, shall be invited to the Quarterly Reviews. Contractor shall be represented by its Program Manager and such other personnel as are required to support the particular presentation. Contractor shall provide to Purchaser, upon request, copies of all documentation utilized during and/or a summary of informal program-specific meetings of a material nature for which Contractor cannot provide prior notice and where Purchaser’s or Purchaser Associates’ personnel are not otherwise aware.

8.7	Interference with Operations.
Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its Subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its Subcontractors.

8.8	Notification.
Notwithstanding any other provision of this Contract, Contractor shall advise Purchaser immediately by telephone and confirm in writing any event, circumstance or development which materially threatens the quality of, or the Delivery schedule *** the Satellite or any Component part thereof, as well as any other Deliverable Items to be provided hereunder.

8.9	Purchaser Inspection Not Acceptance.
The inspection, examination, or observation by Purchaser with regard to any portion of Work produced under this Contract, and Purchaser’s or Purchaser Associates’ participation in, and comment at, meetings with Contractor, shall not constitute any Acceptance of the Work, nor shall it relieve Contractor from fulfilling its contractual obligations hereunder.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

8.10	Electronically-Generated Information.
With regard to electronically generated information, Contractor will provide Purchaser and Purchaser Associates with an electronic copy thereof and/or electronic access (via the internet or Purchaser e-mail) to information regarding program performance and documentation that will advise Purchaser, on a current basis, of program specific issues, decisions and problems. Contractor shall establish data links between Contractor’s and Purchaser’s facilities such that ***. Subject to Article 7, ***.

9.	SATELLITE PRE-SHIPMENT REVIEW

9.1	Contractor to Conduct a Review of the Satellite Prior to Shipment.
Contractor shall conduct a detailed and comprehensive review of the Satellite with Purchaser (and Purchaser Associates designated by Purchaser) prior to Contractor’s shipment of the Satellite to the Launch Site or its entering into storage. This review shall be conducted in accordance with the terms of this Article 9 and Exhibit A, Statement of Work to accomplish the purposes set forth in Article 9.3 (a “Satellite Pre-Shipment Review” or “SPSR”).

9.2	Time, Place, and Notice of SPSR.
The SPSR shall take place at Contractor’s facility. Contractor shall notify Purchaser in writing on or before *** prior to the date that the Satellite will be available for the SPSR, which shall be the scheduled date for commencement of such SPSR. If Purchaser cannot attend the SPSR on such initially scheduled date, Contractor shall make reasonable efforts to accommodate Purchaser’s availability, taking into consideration the requirement to Deliver the Satellite on or before the date set forth in Article 3.1.

9.3	Conduct and Purpose of SPSR.
The SPSR shall be conducted in accordance with the terms of this Article 9 and Exhibit A, Statement of Work. The purpose of the SPSR shall be to: (i) review test data and analyses for the Satellite; (ii) demonstrate testing has been completed in accordance with the applicable portions of Exhibit D, Satellite Test Plan; and (iii) determine whether the Satellite meets applicable Exhibit B, Satellite Performance Specification requirements (except those that have been waived pursuant to Article 9.4 below) and is therefore ready for shipment to ***.

9.4	Waivers and Deviations.
Contractor shall timely submit requests for waivers of, or deviation from, provisions of the Performance Specification applicable to the Satellite or other Deliverable Item or the Satellite Test Plan, and, in the notice provided to Purchaser for scheduling of the SPSR as provided in Article 9.2, Contractor shall include: (i) a summary of waiver and/or deviation requests that have been submitted to Purchaser and which are still pending; and (ii) submittals of any new or additional

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

requests for waivers of, or deviation from, provisions of the Performance Specification applicable to the Satellite or other Deliverable Item or the Satellite Test Plan at the time of such notice and for which Contractor desires relief. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by a duly authorized representative of Purchaser. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance Specification for such Satellite or Deliverable Item or the Satellite Test Plan, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for the Satellite or Deliverable Item. ***

9.5	Purchaser’s Inspection Agents.
Purchaser and any Purchaser Associates designated by Purchaser shall, subject to Article 7, be entitled to participate in the SPSR pursuant to this Article 9.

9.6	SPSR Results.
In the event that the SPSR demonstrates that: (i) testing has been performed in accordance with the applicable sections of Exhibit D, Satellite Test Plan (including without limitation, any waivers or deviations approved by Purchaser pursuant to Article 9.4), and (ii) the Satellite conforms to the applicable requirements of Exhibit B, Satellite Performance Specification (including without limitation, any waivers or deviations approved by Purchaser pursuant to Article 9.4), Contractor shall provide written notification to Purchaser of completion of the SPSR. Purchaser, *** shall provide Contractor written notice of either (a) its concurrence with the results of the SPSR (including without limitation any waiver of its right to compel correction of those non-conformances to the requirements of Exhibit B, Satellite Performance Specification, specified by Purchaser in such notice), and the Satellite shall be deemed ready for shipment to *** or to be placed in storage (the date of such notice of concurrence, the “SPSR Complete Date”) or (b) its non-concurrence with the results of the SPSR as provided in Article 9.7.

9.7	SPSR Results Find Non-Conformance.
In the event that such SPSR discloses (i) any failure to conduct testing in accordance with the applicable sections of Exhibit D, Satellite Test Plan, or (ii) any non-conformance of such Satellite to the requirements of Exhibit B, Satellite Performance Specification, and such failure or non-conformance has not been resolved by waivers or deviations approved by Purchaser pursuant to Article 9.4, a written notification of non-conformance to Contractor shall state each such non-conformance required to be corrected or repaired (with reference to the relevant provision of Exhibit D, Satellite Test Plan, or Exhibit B, Satellite Performance Specification, deemed not met).

9.8	Repairs or Replacement for Non-Conformance.
In the event that Purchaser provides Contractor with a notice of non-conformance, Contractor shall correct or repair each such Purchaser notified non-conformance promptly and thereafter conduct additional testing and/or a “delta” SPSR, in accordance with the provisions of this Article 9, to the extent necessary to demonstrate that the Satellite has been tested in accordance with Exhibit D, Satellite Test Plan, or conforms to the requirements of Exhibit B, Satellite Performance Specification, after which Contractor shall provide a written notification to Purchaser of completion

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

of the supplemental SPSR. Purchaser shall, ***, provide Contractor with written notice of either (i) its concurrence with the results of the supplemental SPSR (including without limitation any waiver of its right to compel correction of those non-conformances to the requirements of Exhibit B, Satellite Performance Specification, specified by Purchaser in such notice), and the Satellite shall be deemed ready for shipment to *** or to be placed in storage, or (ii) its non-concurrence with the results of the supplemental SPSR and Contractor shall be required to repeat the process described in this Article 9.8 until Purchaser provides Contractor with a written notice of its concurrence pursuant to the requirements of this Article 9.

If Purchaser fails to provide written notification required above within the time specified above, *** the Satellite shall be deemed ready for shipment to ***.

Upon receipt of Purchaser’s notification in accordance with this Article 9, Contractor shall thereafter transport such Satellite in accordance with Contractor’s standard commercial practices to *** and Contractor shall proceed or continue in the performance of the Launch Support Services. Contractor shall not ship the Satellite to *** until all non-conformances are corrected or repaired or have a Purchaser-approved waiver or deviation. Purchaser shall have no obligation to authorize shipment of the Satellite to *** prior to the SPSR Complete Date.

9.9	Inspection Costs ***.
All costs and expenses incurred *** in the exercise of inspection rights under this Article 9, including without limitation ***.

9.10	Correction of Deficiencies after SPSR.
If at any time following the SPSR Complete Date of the Satellite and prior to Launch (or in the event of a Terminated Ignition, prior to any subsequent Launch), it is discovered that the Satellite has a Defect or fails to meet the requirements of Exhibit B, Satellite Performance Specification, as they may be modified as of such time pursuant to Article 9.4, Contractor shall, *** promptly correct such deficiencies prior to Launch (or in the case of a Terminated Ignition, prior to any subsequent Launch) in accordance with the applicable terms of this Contract. Contractor shall use reasonable efforts to avoid and minimize delays associated with any such Defects as further described in Article 3.2. In addition, in the event of a Terminated Ignition, Contractor and Purchaser shall proceed in accordance with Article 15.1.2 for those actions necessary to prepare the Satellite for relaunch.

9.11	Warranty Obligations.
In no event shall Contractor be released from any of its warranty obligations as set forth in Article 16 as a result of any Satellite having successfully passed the pre-shipment inspection set forth in this Article 9.

9.12	Repaired or Replaced Satellite.
Without limitation to the Satellite, the provisions of this Article 9 shall also apply to the corrected, repaired or replaced Satellite.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

10.	INFORMATION REGARDING CORRECTIVE MEASURES; OTHER SIMILAR SATELLITES

10.1	Defect in Contractor’s Satellites.
If the data from any satellite manufactured by Contractor (whether in-orbit or on the ground) or other information known to Contractor shows that such satellite will not or may not meet the performance specification for such satellite at any time during its mission, then Contractor shall, if applicable to the Satellite, without prejudice to Purchaser’s other rights and remedies under this Contract, at law, in equity, or otherwise: (i) promptly notify Purchaser in writing thereof, together with such supporting detail as is known to Contractor and not prohibited by Contractor’s obligations of confidentiality to any third-party; *** For the avoidance of doubt, the restriction on providing information that is confidential to any third-party does not relieve Contractor of its obligation to provide Purchaser notice of a Defect or potential Defect as contemplated under this Article 10. ***

10.2	Correction of Defects.
If the data available from any satellite manufactured by Contractor (whether in-orbit or on the ground) or other information known to Contractor shows that the launched Satellite Delivered under this Contract contains *** a Defect or Satellite Anomaly, Contractor shall promptly notify Purchaser in writing and proceed in accordance with Article 16.2.1.

In addition, and without limitation to any other obligations of Contractor, Contractor shall notify Purchaser promptly by telephone and confirm in writing any event, circumstance or development ***. Contractor shall use reasonable best efforts to avoid and/or mitigate the effect of such event, circumstance or development.

11.	DELIVERY OF THE SATELLITE AND OTHER DELIVERABLE ITEMS
Delivery of each Deliverable Item, except the Satellite, shall occur upon arrival of such Deliverable Item at the location specified in Article 3.1, after having successfully completed any required reviews, testing and acceptance procedures. In the case of the Satellite, Delivery of the Satellite shall ***.

12.	ACCEPTANCE OF THE SATELLITE AND IOT

12.1	Satellite Acceptance
Acceptance of the Satellite by Purchaser shall ***.

12.2	Launch Support and Mission Operations Support Services.
Upon arrival of the Satellite ***, Contractor shall proceed with the provision of Launch Support Services in accordance with Exhibit A, Statement of Work. After Launch of the Satellite by the Launch Agency, Contractor shall proceed with the provision of Mission Operations Support Services in accordance with Exhibit A, Statement of Work.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

12.3	IOT
*** prior to Launch of the Satellite, Contractor shall notify Purchaser of the IOT schedule. Purchaser may observe the IOT at Purchaser’s or Contractor’s facilities, at Purchaser’s election, subject to applicable U.S. Government export restrictions and Contractor’s reasonable security restrictions. When, in the reasonable assessment of Contractor, the IOT has been completed for the Satellite, Contractor shall submit the IOT results to Purchaser. Within *** after Contractor provides the certified IOT results to Purchaser with respect to the Satellite, Contractor and Purchaser shall hold the IOT Review. Contractor may elect to conduct from Contractor’s facilities the IOT eclipse test set forth in the Satellite Test Plan with respect to the Satellite during the first eclipse season after IOT is otherwise completed. The results of the later IOT eclipse test will be provided to Purchaser for Satellite performance characterization and insurance purposes only. The purpose of the IOT Review is to confirm that: (i) the test program has been completed per Exhibit D, Satellite Test Plan; and (ii) the IOT results are properly documented (items (i) and (ii) being the “Purpose of IOT Review”). Upon written confirmation by Purchaser that the Purpose of IOT Review has been met, *** the IOT Review shall be complete (the date of such written confirmation, the “IOT Complete Date”) and handover of the Satellite to the Purchaser shall proceed in accordance with Exhibit A, Statement of Work. Unless Purchaser provides written notice *** of the IOT Review that the Purpose of IOT Review has not been met, IOT Complete Date shall be deemed to have occurred.

12.4	TT&C
In the event that the Satellite experiences a Satellite Anomaly at or after Launch but prior to the point in time when Purchaser actually assumes responsibility for performing telemetry, tracking and control services for the relevant Satellite, then ***.

12.5	Warranty Obligation.
In no event shall Contractor be released from any of its warranty obligations applicable to the Satellite under Article 16 as a result of the Satellite having been Accepted as set forth in this Article 12.

13.	ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN THE SATELLITE

13.1	Inspection of Deliverable Items of Hardware Other Than The Satellite.
With respect to each Deliverable Item of hardware other than the Satellite, Purchaser shall perform Acceptance inspection within *** after Contractor has notified Purchaser that such Deliverable Item has been Delivered. Such Acceptance inspection shall be conducted in accordance with the procedures described in the Statement of Work. The purpose of the Acceptance inspection shall be to determine whether each such Deliverable Item meets applicable Performance Specification requirements as of the date of such Delivery, as such requirements may have been modified pursuant to Article 13.3.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

13.2	Purchaser’s Inspection Agents.
Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser Associate designated by Purchaser to conduct the Acceptance inspection pursuant to this Article 13 in whole or in part; provided, however, that the provisions of Article 7 shall apply to any such Purchaser Associate and such Purchaser Associate shall comply with Contractor’s reasonable safety and security regulations provided to Purchaser in writing in advance of such inspection.

13.3	Pending Waivers.
Waivers of or deviations from the Performance Specification applicable to any Deliverable Item subject to Acceptance inspection pursuant to this Article 13 shall be addressed in the same manner as set forth in Article 9.4.

13.4	Acceptance Inspection Results.
Within a reasonable time not to exceed *** after completion of Acceptance inspection pursuant to this Article 13 for any Deliverable Item, Purchaser shall notify Contractor in writing of the results of such Acceptance inspection. In the event that such Acceptance inspection demonstrates conformity of such Deliverable Item to the applicable requirements of the Performance Specification, such Deliverable Item shall be deemed accepted by Purchaser for all purposes hereunder (“Acceptance” or “Accepted” with respect to each such Deliverable Item other than the Satellite). In the event that such Acceptance inspection discloses any non-conformance of such Deliverable Item to the applicable requirements of the Performance Specification, Purchaser’s notice shall detail each such non-conformance (with reference to the applicable requirement of the Performance Specification deemed not met) and Contractor shall promptly initiate the correction or repair of such non-conformance and resubmit such Deliverable Item for Acceptance inspection in accordance with this Article 13 as to each such corrected or repaired element.

13.5	Acceptance Inspection; Equipment and Facilities.
Contractor shall make available to Purchaser such equipment and facilities as Purchaser may require to conduct any preshipment inspections. All costs and expenses incurred ***.

13.6	Warranty Obligations.
In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item as a result of such Deliverable Item having been Accepted as set forth in this Article 13.

13.7	Repair or Replace Deliverable Items.
The provisions of this Article 13 shall apply to corrected, repaired or replaced Deliverable Items other than the Satellite.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

13.8	Deliverable Data.
Purchaser shall, within *** of Delivery by Contractor to the location designated in Article 3.1 of Deliverable Data requiring Purchaser approval pursuant to the Statement of Work, notify Contractor in writing that such Deliverable Data has been accepted in accordance with the Statement of Work (“Acceptance” or “Accepted” with respect to each such item of Deliverable Data), or advise Contractor in writing that such Deliverable Data does not comply with the applicable requirements of the Statement of Work, identifying each particular of such non-compliance. Contractor shall promptly correct any non-compliant aspect of such Deliverable Data described in such Notice from Purchaser and re-submit it to Purchaser for inspection pursuant to this Article 13.8.

14.	LIQUIDATED DAMAGES ***

14.1	Liquidated Damages.
***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***

15.	TITLE AND RISK OF LOSS

15.1	Satellite.

15.1.1
Passage of Title and Risk of Loss. Except as provided in Articles 22.2, 22.3 and 23.2, and subject to Article ***, title and risk of loss to the Satellite shall pass from Contractor to Purchaser, upon ***.

15.1.2
Terminated Ignition. In the event of a Terminated Ignition, once the launch pad has been declared safe and the Launch Agency authorizes the start of the demating operations, Contractor shall, upon Purchaser’s request, immediately take all necessary actions to prepare the Satellite for a relaunch, including without limitation: (i) supporting the Launch Agency in demating the Satellite from the Launch Vehicle and conducting defueling operations; (ii) directly performing inspection and testing, refurbishment, storage, repair and replacement of damaged Component(s) (damaged as a result of the Terminated Ignition or related activities) and transportation of the Satellite to and from the Launch Site; and (iii) providing additional Launch support services for the subsequent Launch of the Satellite. *** Upon Purchaser’s request, the Parties shall establish a new due date for the repaired/refurbished Satellite.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

15.1.3
Remedies. ***. CONTRACTOR MAKES NO WARRANTY AS TO THE PERFORMANCE OF ANY LAUNCH VEHICLE. THE FOREGOING SHALL NOT PREJUDICE OR LIMIT EITHER PARTY’S RIGHTS AND OBLIGATIONS WITH RESPECT TO ARTICLE 25, DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION AND ARTICLE 24, INTELLECTUAL PROPERTY.

15.2	Deliverable Items Other Than The Satellite.
Delivery and risk of loss of, and title to, each Deliverable Item of hardware other than the Satellite shall pass from Contractor to Purchaser upon Acceptance of such Deliverable Item pursuant to Article 13.4. Purchaser’s rights in Deliverable Data are as set forth in Article 24.

5.3    Loss, Destruction or Damage of the Satellite ***

In the event of loss, destruction or damage of the Satellite ***

16.	WARRANTIES

16.1	Terms and Period of Warranty.

16.1.1	Satellite. ***

16.1.2
Deliverable Items of Hardware Other Than The Satellite. Contractor warrants that each Deliverable Item of hardware other than the Satellite Delivered under this Contract shall be manufactured and will perform in conformity with the Performance Specification (as may be waived pursuant to Article 13.3) applicable to such Deliverable Item in every respect and will be free from Defects ***

16.1.3
Disclaimer. EXCEPT AND TO THE EXTENT PROVIDED IN ARTICLE 16.1 AND ARTICLE 16.4, CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO ANY SATELLITE OR ANY OTHER DELIVERABLE ITEM.

16.2	Repair or Replacement.

16.2.1
Satellite Anomalies. Without limiting its obligations under Article 10, Contractor shall investigate any Satellite Anomaly arising during the life of the Satellite, and *** to promptly correct any such anomaly that is correctable by Contractor from Purchaser’s SCF using the facilities and equipment available at such site or is otherwise correctable in accordance with the Satellite Anomaly resolution support services set forth in Section 7 of Exhibit A, Statement of Work. Such reasonable efforts shall be conducted *** to resolve Defects or Satellite Anomalies by on-ground means, including software patches or updates, or

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

transmission by Contractor of commands to the Satellite to eliminate or mitigate any adverse impact resulting from any such Satellite Anomalies or Defects, to establish work-around solutions, or to otherwise resolve such Defects or Satellite Anomalies. Contractor shall coordinate and consult with Purchaser concerning such on-ground resolution of Defects or Satellite Anomalies in the launched Satellite. If for any reason any such Satellite Anomaly or Defect cannot be or is not corrected as set forth above, and as a result thereof, such Satellite suffers any loss, including loss of Transponders or becomes a Total Loss, ***. In the event and to the extent that the occurrence of a Satellite Anomaly is not attributable to Contractor ***.

16.2.2
Deliverable Items of Hardware Other Than The Satellite. Without prejudice to Purchaser’s rights and Contractor’s duties and obligations under Articles 4 (solely with respect to Contractor’s indemnification obligations), 6 (solely with respect to Contractor’s indemnification obligations), 12.4, 12.5, 16 (except as expressly limited therein), 19, 20 and 31.3, during the applicable period specified in Article 16.1.2 for any Deliverable Item of hardware other than the Satellite, ***, any Defect in such Deliverable Item discovered by Purchaser, shall be remedied by Contractor *** by repair or replacement of the defective Component (at Contractor’s election). For any such Deliverable Item, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant. If required, Purchaser shall ship to Contractor’s designated facility any such Deliverable Item. Contractor shall be responsible, in accordance with its standard commercial practice, *** for any such Deliverable Item once repaired or replaced to Purchaser at the location designated therefor in Article 3.1 ***. Risk of loss for any such Deliverable Item shall transfer to Contractor upon Delivery of such Deliverable Item to the shipping carrier by Purchaser, and risk of loss shall transfer to Purchaser for any such Deliverable Item once repaired or replaced pursuant to this Article 16.2.2 upon receipt thereof by Purchaser at the location designated therefor in Article 3.1. ***

16.3	Use Conditions Not Covered by Warranty.
With respect to Deliverable Items of hardware other than the Satellite, the warranty under this Article 16 shall not apply if adjustment, repair, or parts replacement is required as a result, directly or indirectly, of accident, unusual physical or electrical stress beyond the unit’s designed tolerances, negligence, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by any party other than Contractor or its agents (unless Contractor or one of its Subcontractors (with the knowledge and consent of Contractor) specifically recommended such repair or alterations), or by causes other than normal and ordinary use. The warranty provided pursuant to this Article 16 is conditioned upon Contractor being given access, if required, to Deliverable Items delivered at Purchaser’s facility in order to effect any repair or replacement thereof. ***

16.4	Warranty for Training and Services.
Contractor warrants that the Training Services and other services it provides to Purchaser pursuant to this Contract will conform to reasonable industry standards at the time such Training Services or other services are provided. In the event Contractor breaches this warranty, ***, Contractor shall

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

apply reasonable efforts to correct the deficiencies in the provision of such Training Services and other services where it is practicable to do so.

16.5	Software.
In addition to the warranties set forth in Article 16.2.2, ***.

16.6	Subcontractor Warranties.
Contractor shall pass through and assign (and provide copies thereof, no later than Satellite Acceptance) to Purchaser all applicable warranties on goods and services given by Subcontractors to the extent Contractor is permitted by the terms of its purchase contracts with such suppliers or manufacturers and further to the extent that such assignment does not interfere with Contractor’s performance of its obligations hereunder. ***
***

18.	CHANGES

18.1	Right to Adjustment.
Purchaser may from time to time, in writing, request a change within the general scope of this Contract in drawings, designs, specification, method of shipment or packing, quantities of items to be furnished, place of Delivery, ***, require work in addition to the Work provided for herein, request the omission of Work or modify the whole of any part of the Work provided for herein.

In the event that such change or other triggering event *** or the time required for the performance of this Contract, *** and this Contract shall be modified in writing accordingly ***. Nothing in this Article 18 shall excuse Contractor from promptly proceeding with this Contract as changed pursuant to this Article 18.1.

18.2	Cost Adjustments.
In the event that Contractor or Purchaser claims a right to adjustment pursuant to Article 18.1 above, Contractor shall prepare and furnish to Purchaser the evidence reasonably necessary to establish the amount of any increase or decrease in the cost of, or the time required for, the performance of this Contract caused by the relevant change order. Subject to Article 18.3 below, the amount of any such cost increase or decrease will be calculated in accordance with Contractor’s regularly established accounting practices ***.

18.3	Equitable Adjustment.
The Parties shall attempt to reach agreement as to any equitable adjustment that is appropriate pursuant to Article 18.1 above. Without relieving Contractor of the obligation to proceed promptly with this Contract as changed, in the event that the Parties are unable to reach agreement as to an equitable adjustment, the matter shall be determined in accordance with Article 29. During the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

pendency of such proceedings, Contractor shall proceed with the Work required under this Contract as changed and Purchaser shall pay Contractor all amounts not in dispute.

19.	INTELLECTUAL PROPERTY ***
***

19.2	Infringing Equipment.
If Contractor’s performance of the Work or the design or manufacture of any Deliverable Item or any part thereof or the normal intended use, lease or sale or other disposition of any Deliverable Item or any part thereof under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, ***.

19.3	Combinations and Modifications.
Contractor shall have no liability under this Article 19 for any Intellectual Property Claim arising from ***

19.4	***
For purposes of this Article 19, ***. The Parties agree that *** shall be considered as third-party beneficiaries entitled to enforce this Article 19 directly against Contractor. ***

20.	INDEMNIFICATION

20.1	Contractor’s Indemnification of Purchaser for Bodily Injury and Property Damage.

20.1.1
Contractor, at its sole cost and expense, shall defend, indemnify and hold harmless Purchaser and its Affiliates and its and their respective directors, officers, employees, shareholders (excluding claims for diminution in share value), agents and representatives, from and against any losses, damages, liabilities, suits and expenses as well as costs and expenses, including without limitation court costs and reasonable attorneys’ fees (collectively, “Losses”) attributable to third party claims for: (i) death or bodily injury to or damage to the property of such third-party, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Contractor and/or its employees, subcontractors, agents, or representatives at any tier, or any of them; or (ii) any loss of or damage to or destruction of, Purchaser-furnished equipment and facilities while in Contractor’s possession or control. For the avoidance of doubt, and except for Losses attributable to third party claims for bodily injury or property damage resulting from the Gross Negligence or willful misconduct of Contractor, Contractor shall have no indemnity obligation under this Article 20.1 for any Losses with respect to the operation or use of the Satellite after Launch, even if such Losses are attributable to an act or omission of Contractor or its employees prior to Launch. *** For purposes of this Article 20.1.1, ***

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

20.1.2
Contractor, at its own expense, shall defend, indemnify and hold harmless the Indemnified Companies and their respective shareholders, directors, officers and employees, from and against all Losses in connection with claims arising out of, or relating to, Contractor’s breaches of its obligations in Article 4.

20.2	Purchaser’s Indemnity.
Purchaser, at its own expense, shall defend, indemnify and hold harmless Contractor, and its Affiliates and its and their respective directors, officers, employees, shareholders (excluding claims for diminution in share value), agents and representatives from and against any Losses for death or bodily injury to or damage to the property of a third-party claimant, but only if such Losses were caused by, or resulted from, negligent acts or omissions or willful misconduct of Purchaser or its employees, agents, subcontractors, consultants or representatives. The term “third parties” shall not be interpreted as including Contractor or any of its directors, officers and employees.

20.3	Conditions to Indemnification.
The right to any indemnity specified in Articles 19, 20.1 and 20.2 shall be subject to the following conditions:

(i)
Purchaser shall be the only party entitled to enforce Articles 19 and 20 on behalf of itself and any of the Indemnified Companies, and the Parties agree that none of the Indemnified Companies shall be considered as third-party beneficiaries entitled to enforce Articles 19 and 20 directly against Contractor. The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim upon receipt thereof (provided that any delay in providing such notice to Contractor shall relieve Contractor of its indemnity obligations only to the extent that the delay materially prejudices Contractor with respect to defense of such claim) and shall provide the other Party, at its request and at the Indemnifying Party’s expense, with copies of all documentation relevant to such suit or claim;

(ii)
The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed; and

(iii)
The indemnifying Party shall assist and assume, when not contrary to the governing rules of procedure, the defense of any claim or suit in settlement thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments. The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnifying Party, provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

20.4	Waiver of Subrogation.
Each Party shall use reasonable efforts without incurring cost or expense to obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including without limitation suppliers of any kind) and their respective directors, officers, employees, shareholders and agents, that are involved in the performance of this Contract, from any insurer providing coverage for the risks subject to indemnification by the insured Party under this Article 20.

21.	TERMINATION FOR CONVENIENCE

21.1	Reimbursement of Contractor.

21.1.1
Purchaser may terminate this Contract without cause, in whole or in part, at any time prior to Launch by giving Contractor written notice of such termination. In the event of such termination, Contractor will immediately cease work as directed in the termination notice. The parties agree that the termination charges pursuant to this Article 21.1 shall be negotiated by the parties, ***

(i)	***

(ii)	***
***

21.1.2
With respect to inventory items not desired by Purchaser, Contractor shall upon Purchaser’s request use its reasonable best efforts to reuse and resell such items, and ***. Title to inventory items not desired by Purchaser that are reused and/or resold by Contractor shall remain with Contractor.

***

21.1.5	The remedies set forth in this Article 21 shall be *** in the event Purchaser exercises a termination for convenience.

21.2	Partial Termination.
If the termination by Purchaser is partial, the price for the non-terminated portion of this Contract shall be ***, which must be borne by such portion because of the partial termination, ***.

21.3	Title Transfer.
In the event of a termination pursuant to this Article 21, a termination settlement meeting shall be held at a mutually agreed time and place no later than *** after submission of a claim by Contractor pursuant to Article 21.1. At or prior to the date of such termination settlement meeting, Contractor shall provide Purchaser with such documentation *** set forth in Articles 21.1 and 21.2 as Purchaser may reasonably request. Upon mutual agreement of the termination settlement, ***. Upon mutual agreement of the termination settlement, subject to applicable U.S. Government export laws, ***.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

21.4	Minimize Termination Costs.
In the event of termination pursuant to this Article 21, Contractor shall take all actions necessary to *** including without limitation the immediate discontinuance of the terminated Work under this Contract and the placing of no further orders for labor, materials or services required under the terminated portion of this Contract. Contractor agrees to take such action as may be necessary or as Purchaser may direct for protection of property in Contractor’s possession in which Purchaser may have acquired an interest.

21.5	Continued Efforts.
Contractor shall continue performance of the portion of this Contract not terminated. Purchaser shall have no obligations to Contractor with respect to the terminated portion of this Contract except as set forth in this Article 21.

***

22.	TERMINATION FOR DEFAULT

22.1	Failure to Perform by Contractor.
Subject to Article 22.4, and other than as a result of (a) a Force Majeure event, or (b) any cause or causes Attributable to Purchaser, if: *** Contractor does not cure, or provide a cure plan and make substantial progress towards curing, such failure within *** after receipt from Purchaser of written notice of such failure, Purchaser may terminate this Contract in whole or in part by written notice to Contractor. For the avoidance of doubt, the cure period set forth in the immediately preceding sentence does not apply to ***.

22.2	Termination Liability.
In the event of a termination for default pursuant to Article 22.1, Contractor shall ***. In all cases Contractor’s liability shall be ***. Upon payment in full of all amounts due in accordance with the preceding sentences of this Article 22.2, ***. In such event Purchaser shall, *** take all action reasonably requested by Contractor to ***. In the event that this Contract is terminated as provided in this Article 22, Contractor shall protect and preserve property in the possession of Contractor in which Purchaser has an interest.

22.3	Partially Completed Items and Work In Process; Contractor’s Reimbursement for Terminated Work.
In the event of termination pursuant to Article 22.1, upon Purchaser’s request, Contractor shall deliver to Purchaser full title and possession, in either case, of (i) the Satellite, or (ii) all Raw Materials, Work-in-Process and Finished Goods, parts and other material together with any associated warranties, and any subcontracted items which Contractor has specifically produced or acquired or contracted for in accordance with this Contract associated with the uncompleted Satellite, provided that Purchaser shall have paid to Contractor the unpaid balance of any amounts due in accordance with the immediately following paragraph under this Article 22.3.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

In the event of termination pursuant to Article 22.1, ***

***

22.5	Contractor Termination.
Contractor may terminate this Contract upon written notice to Purchaser *** after receiving written notice thereof from Contractor ***. For the avoidance of doubt, Contractor shall not be entitled to terminate this Contract for Purchaser’s *** and (ii) prior to Purchaser having received the written notice required above and being given at least *** prior to the termination hereunder to cure such failure. Termination pursuant to this Article 22.5 shall be on the same terms and conditions (including without limitation payment of Contractor) ***. The foregoing provisions of this Article 22.5 shall be ***. If, after termination pursuant to this Article 22.5, it is finally determined by arbitration, legal proceeding or mutual agreement that Purchaser ***. Purchaser timely cured any such failure, or such failure was excusable pursuant to Article 23 ***.

Upon completion of all payments to Contractor in connection with termination under this Article 22.5, Purchaser may, subject to Article 7 hereof, require Contractor to transfer to Purchaser in the manner and to the extent directed by Purchaser, title to and possession of any items comprising all or any part of the Work terminated (including without limitation all Work-in-progress, but not including any other portion of the Work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed) not used or disposed of by Contractor pursuant to the foregoing sentence. Contractor shall, upon direction of Purchaser, protect and preserve such items *** in the possession of Contractor or its Subcontractors and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated. ***

22.6	Survival.
The provisions of this Article 22 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

22.7	No Right to Terminate.
Neither Party shall have the right to terminate this Contract pursuant to this Article 22 ***.

23.	FORCE MAJEURE

23.1	Force Majeure Event.
In the event that a Force Majeure event has occurred and is continuing, the performance obligations of a Party under this Contract that are directly affected by such Force Majeure event shall be tolled for the duration of such Force Majeure event, and the Party whose performance is affected shall not be liable to the other Party by reason of any delay in performance of this Contract that arises out of such Force Majeure event; provided that the Party whose performance is affected shall promptly take and continue to take all reasonable actions to abate such Force Majeure event as soon as possible. “Force Majeure” means any event beyond the reasonable control, and without the fault

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

or negligence, of the affected Party and/or its suppliers and/or Subcontractors and includes, without limitation: (i) acts of God; (ii) acts of a public enemy; (iii) acts of a government in its sovereign capacity ***; (iv) war and warlike events; (v) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (vi) fire, earthquakes, floods, epidemics, quarantine restrictions, labor strikes, sabotage, riot and embargoes; ***. For an event to qualify for Force Majeure relief hereunder: (a) the event must be beyond the control and without fault or negligence of the Party whose performance is affected and/or its suppliers and/or Subcontractors; (b) the resulting delay cannot be circumvented by reasonable efforts to establish work-around plans, payment of expedited fees, alternate sources, or other means; and (c) the affected Party must provide the other Party with written notice thereof as soon as possible but in no event later than within *** after the affected Party becomes aware of the occurrence of such an event (except in the case of Contractor, with respect to Article 23.1(vii)). Notwithstanding anything to the contrary in the foregoing, any failure by a ***. The Parties shall use reasonable efforts to minimize the effect of any Force Majeure event. In the event a Party claims a Force Majeure event, such Party’s written notice called for above shall include a detailed description of the portion of the Work (or other obligations) known to be affected by such delay ***. Upon the occurrence of Force Majeure event that causes an increase in the time required for the performance of this Contract, *** this Contract shall be modified in writing in accordance with and subject to Article 18; provided, however, ***.

23.2	Termination for Force Majeure.
In the event that a Force Majeure event *** occurs that extends for *** Purchaser shall have the right to terminate this Contract *** upon delivery of written notice to Contractor. In the event of a termination pursuant to the immediately preceding sentence: (i) upon Purchaser’s request (provided that Purchaser shall have no obligation to make such request), the Parties’ respective rights and obligations with respect to partially completed items and work-in-process as set forth in Article 22.3 shall apply; (ii) except to the extent that Purchaser exercises its rights set forth in subpart (i) above with respect to such Deliverable Items and/or work-in-progress, *** and (iii) Purchaser shall have no further obligation to make any further payments of the Firm Fixed Price to Contractor.

24.	INTELLECTUAL PROPERTY RIGHTS; LICENSES

24.1	Intellectual Property Rights.
“Intellectual Property” means: (i) trademarks, logos, trade dress, trade names; (ii) all inventions (whether or not patentable), discoveries, improvements, ideas, know-how, formula methodology, research and development, processes and technology and software; (iii) all rights in Technical Data and Information; (iv) all common law, statutory and intangible proprietary rights and interests in and to the all of the foregoing, including without limitation, patents, copyrights, trade secrets, mask work registration and similar legally protected ownership interests. “Technical Data and Information” means documented information that is directly related to the design, development, manufacture, testing, launch, use, operation and maintenance of the Satellite. This term includes, for example, information in the form of drawings, photographs, technical writings, pictorial reproductions and specifications. This term also includes all source code, object code and VHDL code that would be necessary or useful in the design, development, manufacture, testing, launch,

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

use, operation and maintenance of the Satellite. This term does not include financial reports, cost analysis and information incidental to Contract administration.

Contractor hereby grants to Purchaser and any successor owner of the Satellite and their respective Affiliates and contractors, a fully-paid up, royalty free, irrevocable and non-exclusive license to use, and sublicense the use of, and practice and have practiced throughout the world and in space, Intellectual Property exclusively for the purpose of: *** To the extent not previously provided to Purchaser, subject to U.S. export regulations and applicable export restrictions, Contractor shall provide all such Intellectual Property and Deliverable Data to Purchaser immediately following any termination of this Contract by Purchaser under Article 22 and *** and shall thereafter immediately provide Purchaser with all updates, supplements and additions to such Intellectual Property and Deliverable Data. The provisions of this paragraph shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

*** proprietary hardware or software included within a Deliverable Item by Purchaser and its subcontractors to, operate, use, lease maintain, repair and replace the Satellite. Notwithstanding the foregoing, ***

24.2	Rights in Data.
Except as otherwise provided in Article 24.3, Contractor shall retain title to all Deliverable Data utilized or developed by Contractor during the performance of this Contract. Subject to U.S. export regulations and applicable export restrictions, Purchaser and any successor owner of the Satellite, and their respective officers, directors, employees, consultants, contractors and representatives, shall have the non-exclusive right to obtain and use the Deliverable Data for any and all purposes related to *** Purchaser’s or any such successor’s officers, directors, employees, consultants, contractors and representatives shall not disclose Deliverable Data to other companies, organizations or persons without the express prior written consent of Contractor, which consent shall not be unreasonably withheld, conditioned or delayed; provided that Purchaser shall have the right to disclose Deliverable Data to third parties to the extent reasonably necessary to ***. Except as otherwise provided in Article ***, Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract, and title to Deliverable Data shall not pass to Purchaser or any other entity pursuant to the terms hereof. The provisions of this paragraph shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

24.3	Purchaser and Joint Intellectual Property.
Purchaser owns all rights, title and interest in: (i) all Intellectual Property developed by, *** Purchaser prior to this Contract; and (ii) all Intellectual Property developed during this Contract by, *** Purchaser ***.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

With respect to Intellectual Property that is created during this Contract jointly by material contributions of employees and/or agents of both Parties (“Joint Intellectual Property”), Contractor and Purchaser shall ***. The expenses for preparing, filing and securing each Joint Intellectual Property patent application, and for issuance of the respective patent, shall be ***. *** shall furnish *** with all documents or other assistance that may be necessary for the filing and prosecution of each application. ***

The foregoing shall not prevent Contractor from offering or manufacturing any products or technology that it currently offers or manufactures.

24.4	Purchaser Intellectual Property.
Purchaser hereby grants to Contractor, and its Affiliates and contractors, a limited royalty-free and non-exclusive license to use Intellectual Property of Purchaser that Purchaser provides to Contractor ***. All right, title and interest in and to such Intellectual Property provided by Purchaser shall be and remain the sole and exclusive property of Purchaser. The license granted under this Article 24.4 is a limited license ***. Neither Contractor nor any of its Affiliates or Subcontractors shall have the right ***. Contractor shall maintain the confidentiality of Purchaser’s Intellectual Property (which shall constitute Proprietary Information subject to the provisions of Article 25).

24.5	Survival of Intellectual Property Rights.
The licenses to Intellectual Property and Deliverable Data and the grant of rights to obtain the same as herein provided shall survive any termination of this Contract by Purchaser under Article 22 and any termination by Contractor under Article 22.5 that is determined to have been wrongful until the end of life of the Satellite, and shall not be affected by any disposition of assets by Contractor.

25.	DISCLOSURE AND HANDLING OF CONFIDENTIAL INFORMATION

25.1	Definition of Proprietary Information.
For the purpose of this Contract, “Proprietary Information” means all information (other than Deliverable Data, which is subject to the provisions of Article 24), in whatever form transmitted, that is disclosed or made available directly or indirectly by one Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) relating to the performance by the disclosing party of this Contract and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure. Proprietary Information shall not include any information disclosed by a Party that: (a) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (b) is or becomes publicly known through no wrongful act of the receiving party; (c) is independently developed by the receiving party; (d) such Party is legally compelled to disclose; or (e) is obtained from a third party without restriction and without breach of this Contract.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

25.2	Terms for Handling and Use of Proprietary Information.
For a period of *** after receipt of any Proprietary Information, the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its employees, representatives and agents (including Purchaser’s Associates) and its Affiliates and their employees, representatives and agents who have a need to know in order to perform under this Contract and who have been informed of and have agreed to abide by the receiving party’s obligations under this Article 25. The receiving party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.

25.3	Disclosure to Competitors.
In no event may Purchaser disclose Contractor Proprietary Information ***.

25.4	Legally Required Disclosures.
Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled to disclose Proprietary Information of the disclosing party, including without limitation this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other appropriate remedy, or to allow the disclosing party to redact such portions of the Proprietary Information as the disclosing party deems appropriate. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party’s expense) to obtain confidential and proprietary treatment for any Proprietary Information being disclosed.

25.5	Title; Return.
All Proprietary Information disclosed under this Contract in tangible form (including without limitation information incorporated in computer software or held in electronic storage means) shall be and remain the property of the disclosing party. All notes, memoranda or other materials created or fabricated by the receiving party, including without limitation evaluations, based upon Proprietary Information or prepared by the receiving party which include Proprietary Information shall be considered Proprietary Information for all purposes under this Contract. Subject to Purchaser’s rights under Article *** upon request of the disclosing party, all such Proprietary Information shall be returned to the disclosing party or shall be destroyed by the receiving party and shall not thereafter be retained in any form by the receiving party. Upon request of the disclosing party, the receiving party shall certify in writing that such party has either returned or destroyed all Proprietary Information previously received from the disclosing party. The rights and obligations of the Parties under this Article 25 shall survive any such return or destruction of Proprietary Information.

25.6	Disclosure of Contract Terms.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Notwithstanding anything to the contrary in this Article 25, and subject to applicable export restrictions, the terms and conditions of this Contract may not be disclosed by either Party to any person except with the prior written consent of the other Party, provided, in each case, that the recipient of such information agrees to treat such information as confidential and executes and delivers a confidentiality agreement reasonably acceptable to both Parties or is otherwise subject to confidentiality obligations reasonably satisfactory to both Parties. Notwithstanding the foregoing, either Party shall have the right to disclose this Contract or any or all of the terms and conditions of this Contract: (i) as is required under applicable law or the binding order of a court or government agency; (ii) to United States and foreign governmental agencies for licensing and regulatory purposes; (iii) with respect to Purchaser ***; provided that: (a) the disclosure of such information shall be made in compliance with all applicable export control laws and (b) ***, the recipient of such information agrees to treat such information as confidential and executes a confidentiality agreement on terms substantially similar to those in this Contract or is otherwise subject to confidentiality obligations that are substantially similar to the confidentiality obligations set forth in this Contract. Both Parties hereby confirm that it will consider in good faith any reasonable and timely requests for redaction from the other Party.

26.	PUBLICITY; PUBLIC RELEASE OF INFORMATION
Either Party intending to disclose publicly whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information releases concerning this Contract or the transactions contemplated herein shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance. *** The obligations set forth in this Article 26 shall not apply to the following:

(i)	information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract; and

(ii)
disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or the Nasdaq Stock Market or any other securities exchange on which the securities of a Party or its Affiliate is then trading.

For the avoidance of doubt, this Article 26 shall not preclude either Party from disclosing any internal publications or releases which are clearly marked or otherwise identifiable as confidential to a parent company or Affiliate of the disclosing party, provided that such parent company or Affiliate is bound by a non-disclosure agreement or is under confidentiality obligations with terms substantially similar to that of Articles 25 and 26.

27.	OPTIONS

27.1	Replacement Satellite.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

27.1.1
Satellite Replacement Option. In the event of loss, destruction or damage of the Satellite following Launch, or as described in Section 15.3, *** Purchaser may exercise such option in writing (“Satellite Replacement Option Exercise”) at any time during the period from EDC until the later of *** and (c) the period of time for Purchaser’s election as set forth in Article 15.3. Upon Satellite Replacement Option Exercise, ***.

27.1.2
Satellite Replacement Price. *** provided however, that such price shall be subject to the provisions set forth in Article 39. *** For the avoidance of doubt, Purchaser shall be responsible for the provision of Launch Services for the Replacement Satellite.

27.1.3	Exercise of Satellite Replacement Option. The Parties shall promptly incorporate the exercise of this option into the Contract through an amendment in accordance with Article 36.5.

27.1.4
Changes to the Replacement Satellite. Purchaser may modify the Performance Specification and/or the Work for the Replacement Satellite, provided that any such modification shall be treated as a change pursuant to Article 18.

27.2	Additional Satellites.
Purchaser shall have the option (but shall not be obligated), which Purchaser may exercise in writing at any time, ***.

In the event Purchaser exercises an option set forth in this Article 27.2, ***.

*** For the avoidance of doubt, Purchaser shall be responsible for the provision of Launch Services for the Additional Satellite.

27.3	Test Bed.
Purchaser shall have the option (but shall not be obligated), which Purchaser may exercise in writing no later than ***. If Purchaser exercises the Test Bed Option, Contractor shall develop, test and supply the Test Bed in accordance with Section 9.0 of Exhibit A and to meet the specifications set forth in Appendix E.1 of Exhibit B. The delivery schedule and delivery location for the Test Bed shall be set forth in Section 9 of Exhibit A, Statement of Work. The payment terms are set forth in Section 2 of Exhibit E, Payment Plan.

28.	INSURANCE AND RISK MANAGEMENT SERVICES

28.1	Insurance Support.
Contractor shall, ***, timely perform the various insurance support activities described in the Statement of Work and in this Article 28.1. Subject to Article 25 and Article 7, upon Purchaser’s request, Contractor, ***, shall furnish to Purchaser and/or Purchaser Associates, their respective brokers, underwriters and insurers, such information regarding the Satellite as is requested by Purchaser, Purchaser Associates and their respective brokers, underwriters and insurers in connection with obtaining and maintaining insurance regarding risks relating to the Launch and/or

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

in-orbit operation of the Satellite. Such information may include, without limitation: (i) providing a comprehensive presentation package on the Satellite suitable for presentation to the space insurance brokers and underwriters; (ii) supporting all necessary associated presentations (oral, written or otherwise), including without limitation attendance and participation in such presentations where requested by Purchaser; (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; (iv) providing documentation and answers to insurer and underwriter inquiries; and (v) obtaining and maintaining any agreements and other approvals that are required (e.g., those agreements and approvals required pursuant to Article 7.3) for Purchaser’s potential insurance providers to have access to all information required by such potential providers. Notwithstanding Articles 25 and 26, but subject to Article 7, Purchaser may disclose this Contract to its brokers and insurers without Contractor’s consent, provided that Purchaser has entered into binding agreements with such brokers and insurers that limit the disclosure and use of such Contract on terms comparable to those contained herein.

Subject to Article 25 and Article 7, Contractor, *** shall cooperate with and provide reasonable and customary support to Purchaser and Purchaser Associates in making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Purchaser associated with any claim for Satellite insurance recovery. Contractor shall furnish Purchaser (including without limitation Purchaser Associates) with any information that may be reasonably required to prepare and present any insurance claim regarding the Satellite and shall otherwise timely provide all reasonable assistance requested by Purchaser in connection with the procurement of insurance for the Satellite.

28.2	Contractor’s Insurance.

28.2.1
Ground Insurance. During the period from EDC until Launch, Contractor shall obtain and maintain, ***, insurance coverage (the “Ground Insurance”) against all risks of loss, including without limitation earthquake and other natural disasters and damage to the Satellite and its Components in an amount sufficient to cover the greater of: (i) the Contractor’s full replacement value of the Satellite; and (ii) the amounts paid by Purchaser with respect to the Satellite. Such insurance shall be on reasonable and customary terms and shall include: (a) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures and other properties constituting part of the project; (b) transit coverage, including without limitation ocean marine coverage (unless insured by the supplier); (c) off-site coverage for any key equipment; and (d) off-site coverage covering any property or equipment not stored on the construction site. The deductible for such insurance shall not exceed *** Contractor shall have Purchaser and/or its designees named as an additional named insured and additional loss payee on such insurance policy(ies) to the extent of their interest(s). Prior to commencing the Work, and whenever requested by Purchaser, Contractor agrees to furnish to Purchaser certificates of insurance evidencing that insurance required under this Article 28.2.1 is in full force and effect.

28.2.2
CGL Insurance. During the period from EDC until Launch, Contractor shall obtain and maintain, ***, Comprehensive General Liability Insurance (CGL) and other insurances to provide coverage of *** for bodily injury and/or property damage. Coverage shall include but not necessarily be limited to, premises and operations, products and completed operations

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

and contracts. Contractor shall have Purchaser and/or its designees named as an additional named insured on such insurance policy(ies) to the extent of their interest(s). Prior to commencing the Work, and whenever requested by Purchaser, Contractor agrees to furnish to Purchaser certificates of insurance evidencing that insurance required under this Article 28.2.2 is in full force and effect.

28.2.3
Changes to Ground and CGL Insurance. Without limiting the generality of the foregoing, and to the extent Contractor is required to change material terms and conditions of such Ground Insurance or CGL, *** Contractor shall provide certificates of insurance which shall contain an endorsement setting forth that *** Contractor shall use commercially reasonable efforts to cause such insurance policies to contain a waiver of subrogation rights by the insurer against Purchaser, its Affiliates and their owners, officers, directors, employees, agents, subcontractors and customers. ***

The provisions of this Article 28.2 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

29.	DISPUTE RESOLUTION
Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 29.

29.1	Informal Dispute Resolution.
Prior to the initiation of litigation, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

(i)
If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor’s program manager shall promptly consult with Purchaser contract manager in an effort to reach an agreement to resolve the Dispute;

(ii)
In the event that agreement cannot be reached within *** of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under paragraph (i) above for resolution of the Dispute;

(iii)
In the event agreement cannot be reached within *** of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) or equivalent of each Party for resolution of the Dispute; and

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

(iv)
In the event agreement is not reached as provided in paragraphs (i), (ii), or (iii) above within a total of *** after receipt of the written notice described in Paragraph A above, either Party may proceed in accordance with Article 29.2.

29.2	Litigation.
Either Party shall be entitled to forego or terminate prematurely the informal dispute resolution process specified in Article 29.1 in the event such Party makes a good faith determination that (i) that amicable resolution through continued negotiation of the Dispute does not appear likely, (ii) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive relief to enforce its rights or the other Party’s obligations under the provisions of this Contract is necessary or (iii) litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors.
Any suit brought shall be brought in any court of competent jurisdiction in the State of New York sitting in the Borough of Manhattan, and the Parties hereby waive any objection to that venue and that court’s exercise of personal jurisdiction over the case. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by the state and federal courts in the State of New York sitting in the Borough of Manhattan concerning any Dispute between the Parties. If, for any reason, neither the state nor federal courts in New York sitting in the Borough of Manhattan will exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America.
If a dispute arises as to whether or not a Party has committed or acted with gross negligence or willful misconduct, that issue alone shall be resolved by a New York court ***, and the court shall resolve such issue by applying the laws of the State of New York without regard to its conflict of law rules. ***
Nothing in this Contract precludes a Party that prevails on any claim from initiating litigation in any appropriate forum to enter or enforce a judgment based on the court's award on that claim.
Pending final resolution of any dispute (including the informal dispute resolution process and litigation), Contractor shall, unless otherwise directed by Purchaser in writing, perform all its obligations under this Contract, provided that Purchaser continues to make undisputed payments as they come due. For purposes of clarification, Contractor shall not be entitled to stop work under this Contract for Purchaser’s failure to make payment hereunder to the extent Purchaser has disputed such payments in good faith pursuant to Article 5.2.

30.	INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH

30.1	Launch Services Agreement Inter-Party Waiver of Liability.
Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement with respect to the Launch and to cause their respective contractors and subcontractors at any tier (including without limitation suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon (including without limitation

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

customers of Purchaser) to accede to such waiver and indemnity, which in every case shall include claims against the Launch Agency, either Party and their respective contractors and subcontractors at any tier (including without limitation suppliers of any kind) that are involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such waivers.

30.2	Waiver of Subrogation.
The Parties also shall use reasonable efforts to obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including without limitation suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon (including without limitation non-consumer customers of Purchaser), to use reasonable efforts to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 30 (such reasonable efforts not to include payment of additional amounts or additional premiums for such waiver).

30.3	Indemnity Related to the Inter-Party Waiver of Liability.
Each Party shall indemnify and hold harmless the other Party and/or its contractors and subcontractors at any tier (including without limitation suppliers of any kind) that are involved in the performance of this Contract, from and against any claim made by the indemnifying Party and/or any of its contractors and subcontractors (including without limitation suppliers of any kind) that are involved in the performance of the Contract, or by any person having an interest in the Satellite or Transponder thereon (including without limitation customers of Purchaser), or by insurer(s) identified in Article 31.1, resulting from the failure of the indemnifying Party to waive any liability against, or to cause any other person the indemnifying Party is obligated to cause to waive any liability against, the Launch Agency, the other Party or either of their contractors and subcontractors at any tier (including without limitation suppliers of any kind) involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such indemnifications.

30.4	Survival of Obligations.
The waiver, indemnification and hold harmless obligations provided in this Article 31 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

30.5	Third-Party Claims Coverage.
With respect to third party liability for death or bodily injury or for the loss of or damage to property that may be sustained, and any consequences thereof, resulting from, or arising in connection with the performance of the Launch Services for the Satellite, ***.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

31.	LIMITATION OF LIABILITY

31.1	Limitation.
*** NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY, TO ITS OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING WITHOUT LIMITATION SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH SUCH OTHER PARTY, FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST REVENUES *** ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE OF ANY TYPE *** STATUTE OR OTHER LEGAL OR EQUITABLE THEORY.

31.2	Liability.
***, IN NO EVENT SHALL CONTRACTOR’S TOTAL LIABILITY ARISING OUT OF OR RELATING TO THIS CONTRACT EXCEED THE SUM OF: ***

***

31.5	Survival.
THIS ARTICLE 31 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

32.	GROUND STORAGE

32.1	Notification.
Purchaser may direct Contractor to store the Satellite after completion of SPSR.

32.2	Location.
Ground Storage shall be performed at a Contractor controlled facility and shall be conducted in accordance with the satellite storage plan Section(s) of the Statement of Work.

32.3	Charges.
Except as set forth in Article 32.7, the firm fixed price for Ground Storage of the Satellite shall be *** while the Satellite is in Ground Storage, and in addition, ***.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

32.4	Payments.
Payments shall be made on ***

32.5	Title and Risk of Loss.
Title and risk of loss to the Satellite shall remain with Contractor at all times until Launch, including while the Satellite is in Ground Storage. Contractor shall assume full responsibility for any loss or damage to the Satellite during Ground Storage.

32.6	Notification of Intention to Launch a Previously Stored Satellite.
Purchaser shall notify Contractor in writing that the Satellite in Ground Storage should be removed from Ground Storage and delivered ***. This notification must be received by Contractor not less than ***, or such shorter period as is reasonably acceptable to Contractor, prior to the scheduled date for Delivery to *** of the Satellite. Failure to notify Contractor in a timely manner will result in *** for such Satellite.

***

33.	SUBCONTRACTS
***

33.2	No Privity of Contract.
Subject to the provisions of this Article 33, Contractor shall have the right to use such Subcontractors as may be necessary to perform the Work under this Contract. Nothing in this Contract shall be construed as creating any contractual relationship between Purchaser and any Subcontractor. Contractor is fully responsible to Purchaser for the acts or omissions of Subcontractors and of any other parties used by Contractor or a Subcontractor in connection with the performance of the Work. Any failure by a Subcontractor to meet its obligations to Contractor shall not constitute a basis for Force Majeure (except where such failure is itself a Force Majeure event), and shall not relieve Contractor from meeting any of its obligations under this Contract. Notwithstanding anything to the contrary herein, ***

34.	KEY PERSONNEL
Contractor will assign properly qualified and experienced personnel to the program contemplated under this Contract. Personnel assigned to the following positions shall be considered “Key Personnel:”

***

*** Contractor shall provide a chart to Purchaser of the program Key Personnel and shall keep such chart current. Contractor shall promptly inform Purchaser upon becoming aware that any of the Key Personnel will be leaving the program.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

35.	NOTICES

35.1	Written Notification.
Each notice or correspondence required or permitted to be given hereunder shall be given in writing (except where oral notice is specifically authorized) to the respective addresses and to the attention of the individuals set forth below by overnight courier, charges prepaid, or first class registered or certified mail, return receipt requested, postage prepaid or electronic mail, upon confirmation of an electronic notice that the transmission has been delivered. The sending of such notice with confirmation of successful receipt of such notice shall constitute the giving thereof.

In the case of Purchaser:

EchoStar XXIV L.L.C.
c/o Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876
***

With a copy (sent via separate mailing) to:

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876
Attn: General Counsel
***

In the case of Contractor:

Space Systems/Loral, LLC
3825 Fabian Way
Palo Alto, CA 94303-4697
Attn: Contract Manager

With a copy (sent via separate mailing) to:
Space Systems/Loral, LLC
3825 Fabian Way
Palo Alto, CA 94303-4697
Attn: Program Manager

35.2	Change of Address.
Either Party may, from time to time, change its notice address and/or fax number or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

36.	GENERAL

36.1	Binding Effect; Assignment.
This Contract shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns as permitted hereunder. Except as otherwise expressly set forth to the contrary herein, this Contract, and the Parties’ respective rights and obligations hereunder, may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party *** In addition to, and without limitation of the foregoing, in no event shall Purchaser be obligated to accept an assignment of this Contract if such assignment would result in: ***.

36.2	Severability.
If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

36.3	Captions.
The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

36.4	Relationships of the Parties.
It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Except as expressly set forth to the contrary herein, neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

36.5	Entire Agreement.
This Contract, including all Exhibits and the Attachments hereto, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof. This Contract may not be modified or amended, and the Parties’ rights and obligations may not be waived, except by the written agreement of both Parties.

36.6	Standard of Conduct.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

36.7	Construction.
This Contract, the Exhibits and the Attachments hereto have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

36.8	Counterparts.
This Contract may be signed by facsimile and in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

36.9	Applicable Law.
Except as expressly set forth to the contrary in Article 29, this Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without regard to its conflict of law rules.

36.10	Survival.
Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that: (i) the Parties have expressly agreed shall survive any such termination or expiration; or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

36.11	U.N. Convention on the International Sales of Goods.
The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

36.12	Waiver.
No delay or omission by either Party to exercise any right or power shall impair any such right or power or be construed to be a waiver thereof. No payment of money by any person or entity shall be construed as a waiver of any right or power under this Contract. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other Party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or contract herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by a duly authorized representative of the Party against which such change, waiver or discharge is sought to be enforced.

36.13	Third-Party Beneficiaries.
*** the provisions of this Contract are for the exclusive benefit of the Parties hereto, and nothing in this Contract, express or implied, is intended, or shall be deemed or construed, to confer upon any

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary

third-party *** any rights, benefits, duties, obligations, remedies or interests of any nature or kind whatsoever under or by reason of this Contract.

36.14	Specific Performance.
Each Party recognizes that any material breach of the terms of this Contract would give rise to irreparable harm to the other Party for which money damages would not be an adequate remedy, and accordingly agrees that, any term of this Contract to the contrary notwithstanding, in addition to all other remedies available to it, each Party shall be entitled to enforce the terms of this Contract by a decree of specific performance against the other Party, in each case without the necessity of proving the inadequacy of money damages, provided that neither Party shall be entitled to receive the benefit of such specific performance with respect to any action by the other Party that would result in a violation by such other Party of any applicable law or regulation. Such remedy shall not be deemed the exclusive remedy for breach of this Contract, but shall be in addition to all other remedies that a Party may have at law, in equity, under contract or otherwise. The provisions of this Article 36.14 shall survive expiration or termination of this Contract indefinitely.

36.15	Order of Precedence.
In the event of any conflict or inconsistency among the terms of the Preamble, Articles 1 to 40 to this Contract and the Exhibits, the following order of decreasing precedence shall apply:

***

40.	PURCHASER DELAY OF WORK
Except in the case of a Force Majeure event, in the event the performance of all or any part of the Work is delayed or interrupted by Purchaser’s failure to perform its contractual obligations set forth in this Contract within the time specified in this Contract or within a reasonable time if no time is specified, or an act by Purchaser that unreasonably interferes with Contractor’s performance of its obligations under this Contract or because of Purchaser’s failure to obtain the authorizations contemplated in Article 6.2 (each a “Purchaser Delay”), ***. In the event that *** and this Contract shall be modified in writing in accordance with and subject to Article 18. Contractor shall use reasonable best efforts to avoid and/or mitigate the effect of such Purchaser Delay.

(signature page follows)

IN WITNESS THEREOF, the Parties have executed this Contract by their duly authorized officers as of the date set forth in the Preamble.

Space Systems/Loral, LLC

By:    _________________________
Name: Jeremy Anderson
Title: Vice President and Chief Financial Officer

EchoStar XXIV L.L.C.

By:    _________________________
Name: Dean Manson
Title: Executive Vice President, General Counsel
and Secretary

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

Hughes and SSL Proprietary